UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              August 23, 2012

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of (Commission File              (IRS Employer
incorporation)                      Number)             Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE.

On August 23, 2012, the registrant issued a press release announcing its upcoming participation in the Fifth Annual Dahlman Rose & Co. Global Transportation Conference on Wednesday, September 5, 2012; Deutsche Bank 2012 Aviation and Transportation Conference on Thursday, September 6, 2012; RBC Capital Markets 2012 Global Industrials Conference on Tuesday, September 11, 2012; and 2012 Citi Global Industrials Conference on Wednesday, September 19, 2012. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K.

The investor materials and a live audio webcast of each presentation and question-and-answer discussion provided by the registrant at each conference will be publicly available on the respective conference date on the registrant's internet website: www.werner.com, under the "Investors" link. The investor materials and replays of the audio webcasts will also be accessible by the public on such website for a limited period following each particular conference date. Details concerning the conferences, investor materials, webcasts and replays are included in the exhibit.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release exhibit to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the registrant expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

This Current Report on Form 8-K, as well as the investor materials provided by and the oral public statements made by any representative of the registrant during the conference presentations, discussions, meetings and webcasts announced in this Form 8-K and the related press release, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant's management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the year ended December 31, 2011. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the U.S.

Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.
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          99.1      Press  release issued by the registrant on  August  23,
                    2012,  "Werner  Enterprises  to  Participate  in   Four
                    Upcoming Transportation and Industrial Conferences".




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      August 23, 2012              By:  /s/ John J. Steele
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                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      August 23, 2012              By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary